EXHIBIT 10.1
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        ASSET PURCHASE AGREEMENT AND SHARE EXCHANGE
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                       by and among
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                  ROANOKE TECHNOLOGY CORP.
                   a Florida Corporation
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                            and
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              OFFSHORE SOFTWARE DEVELOPMENT LTD.
                a Cayman Islands Corporation
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               effective as of March 30, 1999
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         ASSET PURCHASE AGREEMENT AND SHARE EXCHANGE
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     THIS ASSET PURCHASE AGREEMENT AND SHARE EXCHANGE, made and entered into this 30th day of March, 1999, by and among Roanoke
Technology Corp., a Florida corporation with its principal place of business located at 909 Monroe Street, Roanoke Rapids, NC 27870
("Roanoke") and Offshore Software Development Ltd.,  a Cayman
Islands Corporation with its principal place of business at 4th
Floor, Harbor Centre, P.O. Box 613, George Town, Grand Cayman,
Cayman Islands, British West Indies ("Offshore").
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                           Premises
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A.     This Agreement provides for the acquisition of all of the
assets of Offshore by Roanoke whereby Offshore's shareholders shall be issued nine tenths (9/10) of a share of Roanoke for each
Offshore share owned (or such other percentage as set forth in
Section 3.2 herein).
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B.     The majority shareholders and boards of directors of
Roanoke and Offshore have determined, subject to the terms and conditions set forth in this Agreement, that the transaction contemplated hereby is desirable and in the best interests of their stockholders, respectively.  This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed acquisition.
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                          Agreement
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     NOW, THEREFORE, on the stated premises and for and in
consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:
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                         ARTICLE I
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           REPRESENTATIONS, COVENANTS AND WARRANTIES OF
                         ROANOKE
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     As an inducement to and to obtain the reliance of Offshore,
Roanoke represents and warrants as follows:
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     Section 1.1  Organization.  Roanoke is a corporation duly
organized, validly existing, and in good standing under the laws of Florida and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it
requires qualification.  Included in the Roanoke Schedules (as hereinafter defined) are complete and correct copies of the
articles of incorporation, bylaws and amendments thereto of
Roanoke as in effect on the date hereof.  The execution and
delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not violate any provision of Roanoke's articles of incorporation or bylaws.  Roanoke has full power, authority and legal right and has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the
execution and delivery of this Agreement.
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     Section 1.2   Capitalization.   The authorized capitalization
of Roanoke consists of 50,000,000  Common Shares, $0.0001 par value per share, and 10,000,000 Preferred Shares, $0.0001 par value per share.  As of the date hereof, Roanoke has 9,015,000 common shares issued and outstanding, of which 3,840,000 common shares are unrestricted. Roanoke is presently a public company trading on the OTC Bulletin Board.
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     As of the Closing Date hereof, no shares of Preferred Stock will be issued or outstanding.  All issued and outstanding shares are legally issued, fully paid and nonassessable and are not issued in violation of the preemptive or other rights of any person.
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     Section 1.3   Subsidiaries.   Roanoke has no subsidiaries.
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     Section 1.4   Options and Warrants.   There are no existing
options, warrants, calls or commitments of any character to
which Roanoke is a party and by which it is bound.  Roanoke has no securities, warrants or options authorized or issued, except for an option to purchase an additional 235,000 common shares at $1.00 per share; and 225,000 common shares at $2.00 per share, both received through a Confidential Term Sheet.
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     Section 1.5   Litigation and Proceedings.   To the best of
Roanoke's knowledge and belief, there are no actions, suits, proceedings or investigations pending or threatened by or against
Roanoke or affecting Roanoke or its properties, at law or in equity, before any court or other governmental agency or
instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the
business, operations, financial condition or income of Roanoke.
Roanoke does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.
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     Section 1.6   Material Contract Defaults.   To the best of
Roanoke's knowledge and belief, Roanoke is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of Roanoke, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which Roanoke has not taken adequate steps to prevent such a default from occurring.
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     Section 1.7   No Conflict With Other Instruments.   The
execution of this Agreement and the consummation of the
transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which Roanoke is a party or to which any of its properties or operations are subject.
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     Section 1.8   Governmental Authorizations.   To the best of
Roanoke's knowledge, Roanoke has all licenses, franchises, permits or other governmental authorizations legally required to enable
Roanoke to conduct its business in all material respects as
conducted on the date hereof.  Except for compliance with federal and state securities and corporation laws, as hereinafter
provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Roanoke of this Agreement and the consummation of
Roanoke of the transactions contemplated hereby.
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                          ARTICLE II
           REPRESENTATIONS, COVENANTS AND WARRANTIES
                         OF OFFSHORE
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     As an inducement to, and to obtain the reliance of Roanoke,
Offshore represents and warrants as follows:
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     Section 2.1   Organization.   Offshore is a corporation duly
organized, validly existing and in good standing under the laws of the Cayman Islands and has the corporate power and is duly
authorized, qualified, franchised and licensed under all
applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being
conducted, including qualification to do business as a foreign entity in the country or states in which the character and
location of the assets owned by it or the nature of the business transacted by it requires qualification.  Included in the Offshore
Schedules (as hereinafter defined) are complete and correct copies of the certificate of incorporation, memorandum and articles of association and amendments thereto of Offshore as in effect on the date hereof.  The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this
Agreement in accordance with the terms hereof will not, violate any provision of Offshore's certificate of incorporation or
bylaws.  Offshore has full power, authority and legal right and has taken all action required by law, its articles of
incorporation, bylaws or otherwise to authorize the execution and delivery of this Agreement.
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     Section 2.2   Capitalization.   The authorized capitalization
of Offshore consists of 50,000,000  shares.  As of the date
hereof, there are 17,082,346 shares issued and outstanding of which none are unrestricted.  After the completion of this merger,
Jagerton Research Ltd. will tender all of its Offshore shares to treasury and Richard McCabe will tender all 5,000,000 of his
Offshore shares to treasury.  Upon completion of this merger,
McCabe will be issued 25,000 shares of Roanoke, notwithstanding the formula set forth in Section 3.2 below and pursuant to the agreement dated March 19, 1999.  In addition, Richard McCabe is entitled to additional compensation as indicated in the March
30, 1999 agreement.
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     Section 2.3    Subsidiaries.   Offshore has no subsidiaries.
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     Section 2.4   Tax Matters; Books & Records
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     (a)   The books and records, financial and others, of
Offshore are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and
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     (b)   Offshore has no liabilities with respect to the payment
of any country, federal, state, county, local or other taxes
(including any deficiencies, interest or penalties).
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     Section 2.5   Information.   The information concerning
Offshore as set forth in this Agreement and in the Offshore
Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not
misleading.
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     Section 2.6   Absence of Certain Changes or Events.   Except
as described herein or in the Offshore Schedules, since February
28, 1999:
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     (a)   Offshore has not:  (i) amended its certificate of
incorporation, memorandum of association or articles of
association; (ii)  waived any rights of value which in the
aggregate are extraordinary or material considering the business of Roanoke;  (iii)  made any material change in its method of management, operation or accounting; or (iv)  made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee;
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     (b)   Offshore has not:  (i) granted or agreed to grant any
options, warrants or other rights for its certificates, bonds or other corporate securities calling for the issuance thereof, which option, warrant or other right has not been canceled as of the
Closing Date; (ii)  borrowed or agreed to borrow any funds or incurred or become subject to, any material obligation or
liability (absolute or contingent) except liabilities incurred in the ordinary course of business; and
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     (c)   to the best knowledge of Offshore, it has not become
subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets or condition of Offshore.
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     Section 2.7   Title and Related Matters.   Offshore has good
and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interests in properties and assets, real and personal (collectively, the "Assets") free and clear of all liens, pledges, charges or encumbrances.  Except as set forth in the Offshore Schedules, Offshore owns free and clear of any liens, claims, encumbrances, royalty interests or other
restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with
Offshore's business.  Except as set forth in the Offshore
Schedules, no third party has any right to, and Offshore had not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of Offshore or any material portion of its properties, assets or rights.
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     Section 2.8   Litigation and Proceedings.   There are no
actions, suits or proceedings pending or, to the best of
Offshore's knowledge and belief, threatened by or against or affecting Offshore, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse effect on the business, operations, financial condition, income or business prospects of Offshore.  Offshore does not have any knowledge of any default on its part with respect to any judgement, order, writ, injunction, decree,  award, rule or
regulation of any court, arbitrator or governmental agency or instrumentality.
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     Section 2.9   Contracts.   On the Closing Date:
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     (a)   There are no material contracts, agreements,
franchises, license agreements, or other commitments to which
Offshore is a party or by which it or any of its properties are bound;
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     (b)   Offshore is not a party to any contract, agreement,
commitment or instrument or subject to any charter or other
corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as Offshore can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of Offshore; and
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    (c)   Offshore is not a party to any material oral or written:
(i) contract for the employment of any officer or employee;  (ii)
profit sharing, bonus, deferred compensation, stock option,
severance pay, pension, benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income
Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money;  (iv)  guaranty of any
obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of
obligations, which, in the aggregate exceeds $1,000;  (v)
consulting or other contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate;  (vi)  collective bargaining agreement; (vii)
contract, agreement, or other commitment involving payments by it for more than $10,000 in the aggregate.
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     Section 2.10   No Conflict With Other Instruments.   The
execution of this Agreement and the consummation of the
transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which Offshore is a party or to which any of its properties or operations are subject.
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     Section 2.11   Material Contract Defaults.   To the best of
Offshore's knowledge and belief, Offshore is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of Offshore, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which Offshore has not taken adequate steps to prevent such a default from occurring.
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    Section 2.12   Governmental Authorizations.   To the best of
Offshore's knowledge, Offshore has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof.  Except for compliance with federal and state securities or corporation laws, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by
Offshore of the transactions contemplated hereby.
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     Section 2.13   Compliance With Laws and Regulations.   To the
best of Offshore's knowledge and belief, Offshore has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of Offshore or would not result in Offshore's incurring any
material liability.
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     Section 2.14   Insurance.   All of the insurable properties
of Offshore are insured for Offshore's benefit under valid and enforceable policy or policies containing substantially equivalent coverage and will be outstanding and in full force at the Closing
Date.
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     Section 2.15   Approval of Agreement.   The holders of  a
majority of the Common Voting Shares outstanding of Offshore have authorized the execution and delivery of the Agreement by Offshore and have approved the transactions contemplated hereby.
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     Section 2.16   Material Transactions or Affiliations.   As of
the Closing Date, there will exist no material contract, agreement or arrangement between Offshore and any person who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by Offshore to own beneficially, ten percent (10%) or more of the issued and outstanding Common
Shares of Offshore and which is to be performed in whole or in part after the date hereof.  Offshore has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such
affiliated person.
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                          ARTICLE III
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            EXCHANGE PROCEDURE AND OTHER CONSIDERATION
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     Section 3.1   Bill of Sale for Assets.   On the Closing Date,
Offshore shall deliver to Roanoke a bill of sale for all of the assets of Offshore and any and all other documents to transfer all of the assets to Roanoke.
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     Section 3.2   Issuance of Roanoke Common Shares.   In
exchange for the transfer of all of the assets of Offshore to
Roanoke pursuant to Section 3.1, Roanoke shall issue to each
Offshore shareholder nine tenths (9/10) of a Roanoke common share for each share of Offshore owned at the time of the Closing.  Such shares shall be restricted under Rule 144 of the 1933 Securities
Act.  Notwithstanding the above, if the closing bid price for the
Roanoke shares as listed on the OTC Bulletin Board is: (i) between
$6.75 and $7.49 on the day immediately prior to Closing, then the share exchange percentage listed above shall be revised so that
Roanoke shall issue to each Offshore shareholder one (1) Roanoke common share for each share of Offshore owned at the time of the
Closing; (ii) between $6.74 and $5.50 on the day immediately prior to Closing, then the share exchange percentage listed above shall be revised so that Roanoke shall issue to each Offshore
shareholder one and 1/10th (1.1) Roanoke common share for each share of Offshore owned at the time of the Closing; (iii) $5.49 or less on the day immediately prior to Closing, then the share exchange shall be revised to an amount mutually agreed upon by
Roanoke and Offshore.
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     Section 3.3   Events Prior to Closing.   Upon execution
hereof or as soon thereafter as practical, management of Offshore and Roanoke shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all
certificates, opinions, financial statements, schedules,
agreements, resolutions rulings or other instruments required by this Agreement to be so delivered, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby, subject only to the conditions to Closing referenced herein below.
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     Section 3.4   Closing.   The closing ("Closing") of the
transactions contemplated by this Agreement shall be on or about
March 30, 1999 ("Closing Date").
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     Section 3.5   Termination.
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     (a)   This Agreement may be terminated by the board of
directors or majority interest of Shareholders of either Roanoke or Offshore, respectively,  at any time prior to the Closing Date if:
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     (i)   there shall be any action or proceeding before any
    court or any governmental body which shall seek to restrain, prohibit or invalidate the transactions contemplated by this
Agreement and which, in the judgement of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the exchange contemplated by this Agreement; or
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     (ii) any of the transactions contemplated hereby are
disapproved by any regulatory authority whose approval is required to consummate such transactions.
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     In the event of termination pursuant to this paragraph (a) of this Section 3.5, no obligation, right, or liability shall arise hereunder and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated.
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     (b)   This Agreement may be terminated at any time prior to
the Closing Date by action of the board of directors of Roanoke if
Offshore shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Offshore contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to Offshore.  If this Agreement is terminated pursuant to this paragraph (b) of this Section 3.5, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.
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     Section 3.6   Directors of Roanoke After Acquisition.  Upon
the Closing, the Board of Directors of Roanoke shall be the
following: David Smith and Glen Cannady.  Each director shall hold office until his successor shall have been duly elected and shall have qualified or until his earlier death, resignation or removal.
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     Section 3.7   Officers of Roanoke.   Upon the closing, the
following persons shall be elected as officers of Roanoke in accordance with procedures set forth in the Roanoke bylaws.
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NAME                             OFFICE
-----                            ------
David Smith                      President/Chief Executive
                                 Officer/Treasurer/Secretary
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                          ARTICLE IV
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SPECIAL COVENANTS
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     Section 4.1   Access to Properties and Records.   Prior to
closing, Roanoke and Offshore  will each afford to the officers and authorized representatives of the other full access to the properties, books and records of each other, in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other and each will furnish the other with such additional financial and operating data and other information as to the business and properties of each other, as the other shall from time to time reasonably
request.
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     Section 4.2   Availability of Rule 144.   Roanoke and
Offshore shareholders holding "restricted securities, " as that term is defined in Rule 144 promulgated pursuant to the Securities
Act will remain as "restricted securities".  Roanoke is under no obligation to register such shares under the Securities Act, or otherwise.  The stockholders of Roanoke and Offshore holding restricted securities of Roanoke and Offshore as of the date of this Agreement and their respective heirs, administrators,
personal representatives, successors and assigns, are intended third party beneficiaries of the provisions set forth herein.  The covenants set forth in this Section 4.2 shall survive the Closing and the consummation of the transactions herein contemplated.
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     Section 4.3   Special Covenants and Representations Regarding
the Roanoke Common Shares to be Issued in the Exchange.   The
consummation of this Agreement, including the issuance of the
Roanoke Common Shares to the Shareholders of Offshore as
contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes.  Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which the Offshore Shareholders acquire such securities.
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     Section 4.4   Third Party Consents.   Roanoke and Offshore
agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.
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     Section 4.5   Actions Prior and Subsequent to Closing.
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     (a)   From and after the date of this Agreement until the
Closing Date, except as permitted or contemplated by this
Agreement, Offshore will each use its best efforts to:
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     (i)   carry on its business in substantially the same manner
as it has heretofore;
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     (ii)   maintain and keep its properties in states of good
repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;
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     (iii)   maintain in full force and effect insurance
comparable in amount and in scope of coverage to that now
maintained by it;
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     (iv)   perform in all material respects all of its
obligations under material contracts, leases and instruments relating to or affecting its assets, properties and business;
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     (v)   maintain and preserve its business organization intact,
to retain its key employees and to maintain its relationship with its material suppliers and customers; and
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     (vi)   fully comply with and perform in all material respects
all obligations and duties imposed on it by all federal and state laws and all rules, regulations and orders imposed by federal or state governmental authorities.
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     (b)   From and after the date of this Agreement until the
Closing Date, Offshore will not,      without the prior consent of
Roanoke:
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     (i)   except as otherwise specifically set forth herein, make
any change in its certificate of incorporation, memorandum or articles of association;
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     (ii)   declare or pay any dividend on its outstanding Common
Shares, except as may otherwise be required by law, or effect any stock split or otherwise change its capitalization, except as provided herein;
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     (iii)   enter into or amend any employment, severance or
agreements or arrangements with any directors or officers;
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     (v)   grant, confer or award any options, warrants,
conversion rights or other rights not existing on the date hereof to acquire any Common Shares; or
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     (vi)   purchase or redeem any Common Shares.
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     Section 4.6   Indemnification.
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     (a)   Offshore hereby agrees to indemnify Roanoke and each of
the officers, agents and directors of Roanoke as of the date of execution of this Agreement against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject to or rising out of or based on any inaccuracy appearing in or
misrepresentation made in this Agreement, including, but not limited to, misrepresentations.  The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this
Agreement; and
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     (b)   Roanoke and its officers and directors hereby agrees to
indemnify Offshore and each of the officers, agents, directors and current shareholders of Roanoke as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this Section shall survive the
Closing and consummation of the transactions contemplated hereby and termination of this Agreement.
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                          ARTICLE V
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CONDITIONS PRECEDENT TO OBLIGATIONS OF ROANOKE
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     The obligations of Roanoke under this Agreement are subject to the satisfaction, at or before the Closing Date, of the
following conditions:
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     Section 5.1   Accuracy of Representations.   The
representations and warranties made by Roanoke in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at the Closing Date (except for changes therein
permitted by this Agreement), and Roanoke shall have performed or compiled with all covenants and conditions required by this
Agreement to be performed or complied with by Roanoke prior to or at the Closing.  Offshore shall be furnished with a
certificate, signed by a duly authorized officer of Roanoke
and dated the Closing Date, to the foregoing effect.
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     Section 5.2   Shareholder Approval.   A majority of the
outstanding Common Shares  of Roanoke shall have approved this
Agreement and the transactions contemplated herein.
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     Section 5.3   Officer's Certificate.   Offshore shall have
been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of Roanoke to the effect that:
(a)  the representations and warranties of Roanoke set forth in the Agreement and in all Exhibits, Schedules and other documents furnished in connection herewith are in all material respects true and correct as if made on the Effective Date;  (b) Roanoke has performed all covenants, satisfied all conditions, and complied with all other terms and provisions of this Agreement to be
performed, satisfied or complied with by it as of the Effective
Date;  (c)  since such date and other than as previously disclosed to Roanoke, Roanoke has not entered into any material transaction other than transactions which are usual and  in the ordinary course if its business; and  (d) no litigation, proceeding,
investigation or inquiry is pending or, to the best knowledge of
Roanoke, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this
Agreement or, to the extent not disclosed in the Roanoke
Schedules, by or against Roanoke which might result in any
material adverse change in any of the assets, properties, business or operations of Roanoke.
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     Section 5.4   No Material Adverse Change.   Prior to the
Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations or Roanoke.
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     Section 5.5   Other Items.   Offshore shall have received
such further documents, certificates or instruments relating to the transactions contemplated hereby as Offshore may reasonably request.
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                          ARTICLE VI
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CONDITIONS PRECEDENT TO OBLIGATIONS OF OFFSHORE
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    The obligations of Offshore under this Agreement are subject to the satisfaction, at or before the Closing date (unless
otherwise indicated herein), of the following conditions:
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     Section 6.1   Accuracy of Representations.   The
representations and warranties made by Offshore in this Agreement were true when made and shall be true as of the Closing Date
(except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and Offshore shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by Offshore prior to or at the Closing.  Roanoke shall have been furnished with a certificate, signed by a duly authorized executive officer of Roanoke and dated the Closing Date, to the foregoing effect.
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     Section 6.2     Shareholder Approval.   A majority of the
outstanding Common Shares of Offshore shall have approved this
Agreement and the transactions contemplated herein.
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     Section 6.3   Officer's Certificate.   Roanoke shall be
furnished with a certificate dated the Closing date and signed by a duly authorized officer of Roanoke to the effect that: (a) the representations and warranties of Offshore set forth in the
Agreement and in all Exhibits, Schedules and other documents furnished in connection herewith are in all material respects true and correct as if made on the Effective Date; and (b) Offshore had performed all covenants, satisfied all conditions, and complied with all other terms and provisions of the Agreement to be
performed, satisfied or complied with by it as of the Effective
Date.
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     Section 6.4   No Material Adverse Change.   Prior to the
Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which,  with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of
Offshore.
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                          ARTICLE VII
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                          MISCELLANEOUS
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     Section 7.1   Brokers and Finders.   Each party hereto hereby
represents and warrants that it is under no obligation, express or implied, to pay certain finders in connection with the bringing of the parties together in the negotiation, execution, or
consummation of this Agreement.  The parties each agree to
indemnify the other against any claim by any third person not listed in Schedule 7.1 for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the
transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third
person, whether express or implied from the actions of the
indemnifying party.
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     Section 7.2   Law,  Forum and Jurisdiction.   This Agreement
shall be construed and interpreted in accordance with the laws of the State of Florida, United States of America.
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     Section 7.3   Notices.   Any notices or other communications
required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as
follows:
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     If to Roanoke and :     Richard I. Anslow & Associates
                             4255 Route 9, Suite D
                             Freehold, New Jersey 07728
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     If to Offshore:          Richard I. Anslow & Associates
                              4255 Route 9, Suite D
                              Freehold, New Jersey 07728
<P>
or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or telegraphed.
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     Section 7.4     Attorneys' Fees.     In the event that any
party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.
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       Section 7.5     Confidentiality.     Each party hereto
agrees with the other party that, unless and until the
transactions contemplated by this Agreement have been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal
inspection, of such other party, and shall not use such data or information or disclose the same to others, except:  (i)  to the extent such data is a matter of public knowledge or is required by law to be published; and (ii)  to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.
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       Section 7.6     Schedules; Knowledge.     Each party is
presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.
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       Section 7.7     Third Party Beneficiaries.     This
contract is solely between Roanoke and Offshore and except as specifically provided, no director, officer, stockholder,
employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this
Agreement.
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       Section 7.8     Entire Agreement.     This Agreement
represents the entire agreement between the parties relating to the subject matter hereof.  This Agreement alone fully and
completely expresses the agreement of the parties relating to the subject matter hereof.  There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except as set forth herein.  This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.
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       Section 7.9     Survival; Termination.     The
representations, warranties and covenants of the respective
parties shall survive the Closing Date and the consummation of the transactions herein contemplated for 18 months.
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       Section 7.10     Counterparts.     This Agreement may be
executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.
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       Section 7.11      Amendment or Waiver.     Every right and
remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be
construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.  At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this
Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.
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     Section 7.12     Incorporation of Recitals.     All of the
recitals hereof are incorporated by this reference and are made a part hereof as though set forth at length herein.
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       Section 7.13     Expenses.     Each party herein shall bear
all of their respective cost s and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof.
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     Section 7.14     Headings; Context.     The headings of the
sections and paragraphs contained in this Agreement are for
convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this
Agreement.
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     Section 7.15     Benefit.     This Agreement shall be binding
upon and shall inure only to the benefit of the parties hereto, and their permitted assigns hereunder.  This Agreement shall not be assigned by any party without the prior written consent of the other party.
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       Section 7.16     Public Announcements.     Except as may be
required by law, neither party shall make any public announcement or filing with respect to the transactions provided for herein without the prior consent of the other party hereto.
Notwithstanding same, both parties agree that Roanoke will be issuing a press release regarding this transaction.
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       Section 7.17     Severability.     In the event that any
particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable,  or in violation of any law, governmental order or regulation, such unenforceability or
violation shall not affect the remaining provisions of such
agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.
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     Section 7.18     Failure of Conditions; Termination.     In
the event of any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, either of the parties have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this
Agreement without liability to any other party.  The election to proceed shall not affect the right of such electing party
reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.
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       Section 7.19     No Strict Construction.     The language
of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.
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       Section 7.20     Execution Knowing and Voluntary; Conflict
of Interest.     In executing this Agreement, the parties
severally acknowledge and represent that each:  (a) has fully and carefully read and considered this Agreement;  (b) has been or has had the opportunity to be fully apprized by its attorneys  of the legal effect and meaning of this document and all terms and
conditions hereof;  (c) is executing this  agreement voluntarily, free from any influence, coercion or duress of any kind; and (d)
acknowledges and agrees that Richard I. Anslow & Associates shall be representing both parties and waives such conflict of interest.
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       IN WITNESS WHEREOF, the corporate parties hereto have
caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.
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                                ROANOKE TECHNOLOGY CORP.
ATTEST:
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                              /s/ James Lee                 By: /s/ David Smith
JAMES LEE, Secretary              DAVID SMITH, President
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ATTEST:                         OFFSHORE SOFTWARE DEVELOPMENT LTD.
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/s/ Richard McCabe              By: /s/ Richard McCabe
RICHARD MCCABE, Secretary           RICHARD MCCABE, President
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